UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2025

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in a Current Report on Form 8-K filed by Aditxt, Inc. (the “Company”), on October 3, 2024, the Company was notified (the “October Notification Letter”) by the staff (the “Staff”) of The Nasdaq Stock Market, LLC (“Nasdaq”) that it was not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market as the bid price of its securities had closed at less than $1.00 per share over the previous 30 consecutive business days. Therefore, in accordance with Nasdaq Listing Rule 5810(c)(3)(A), the company was provided 180 calendar days, or util April 1, 2025, to regain compliance with the rule.

On March 7, 2025, the Company was notified by the Listing Qualifications Staff (the “Staff”) of Nasdaq that it has determined that as of March 6, 2025, the Company’s securities had a closing bid price of $0.10 or less for ten consecutive trading days. As a result, the Company is subject to the provisions contemplated under Listing Rule 5810(c)(3)A)(iii) and the Staff has determined to delist the Company’s securities from The Nasdaq Capital Market.

The Company intends to submit an appeal to Nasdaq on March 14, 2025, which will stay the delisting and suspension of the Company’s securities pending the decision of the Nasdaq Hearings Panel (the “Panel”). Hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request. At the hearing, the Company intends to present its views and its plans to regain compliance with the minimum bid price rules to the Panel. There can be no assurance that the Company will be able to evidence compliance with the minimum bid price rules or any other applicable requirements for continued listing on The Nasdaq Capital Market prior to the hearing. It is the Company’s understanding that the Panel typically issues its decision within 30 days after the hearing.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously reported in a Current Report on Form 8-K filed by the Company on March 3, 2025, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the stockholders approved a proposal to amend the Company’s certificate of incorporation to effect a reverse split of the Company’s outstanding shares of common stock, par value $0.001 at a specific ratio within a range of one-for five (1:for:5) to a maximum of one-for-two hundred fifty (1:for:250), with the exact ratio to be determined by the Company’s board of directors in its sole discretion.

Following the Special Meeting, the board of directors approved a one-for-two hundred fifty (1-for-250) reverse split of the Company’s issued and outstanding shares of common stock (the “March Reverse Stock Split”). On March 12, 2025, the Company filed with the Secretary of State of the State of Delaware a certificate of amendment to its certificate of incorporation (the “Certificate of Amendment”) to effect the March Reverse Stock Split. The March Reverse Stock Split will become effective as of 4:01 p.m. Eastern Time on March 14, 2025, and the Company’s common stock will begin trading on a split-adjusted basis when the Nasdaq Stock Market opens on March 17, 2025. The March Reverse Stock Split is primarily intended to bring the Company into compliance with Nasdaq’s minimum bid price requirement.

When the March Reverse Stock Split becomes effective, every 250 shares of the Company’s issued and outstanding common stock will be automatically combined, converted and changed into 1 share the Company’s common stock, without any change in the number of authorized shares or the par value per share. In addition, a proportionate adjustment will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding stock options, restricted stock units and warrants to purchase shares of common stock and the number of shares reserved for issuance pursuant to the Company’s equity incentive compensation plans. Any fraction of a share of common stock created as a result of the March Reverse Stock Split will be rounded up to the next whole share. Holders of the Company’s common stock held in book-entry form or through a bank, broker or other nominee do not need to take any action in connection with the March Reverse Stock Split. Stockholders of record will be receiving information from the Company’s transfer agent regarding their common stock ownership post-March Reverse Stock Split.

The Company’s common stock will continue to trade on the Nasdaq Stock Market LLC under the existing symbol “ADTX”, but the security has been assigned a new CUSIP number (007025802).

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On March 12, 2025, the Company issued a press release announcing the March Reverse Stock Split. A copy of the press release is furnished to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Amendment to Certificate of Incorporation of Aditxt, Inc.
99.1	Press release dated March 12, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2025

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer